Exhibit 99.1

For Immediate Release

Aspen Aerogels, Inc. Announces $125 Million Term Loan and $100 Million Revolving Credit Facility with MidCap Financial,

and Full Cash Redemption of Legacy Convertible Note

Actions aimed at reducing cost of capital and providing financing flexibility

Collateral structure excludes planned second aerogel manufacturing facility (Plant II) in Statesboro, Georgia

Proceeds used to cash redeem existing convertible note and support supplemental Plant II debt financing

NORTHBOROUGH, Mass., August 19, 2024 — Aspen Aerogels, Inc. (NYSE: ASPN) (“Aspen” or the “Company”), a technology leader in sustainability and electrification solutions, today announced that it has closed on a $125 million term loan facility and $100 million capacity asset-based revolving credit facility with MidCap Financial, a leading commercial finance company managed by Apollo Capital Management, L.P., focused on middle market transactions. The collateral structure of this agreement excludes the assets of Aspen’s wholly-owned subsidiary, Aspen Aerogels Georgia LLC, including the Company’s planned second aerogel manufacturing facility in Statesboro, Georgia. The proceeds from this transaction will be utilized for the full cash redemption of the Company’s legacy convertible note and for general corporate purposes. The term loan has a maturity date of August 19, 2029.

“MidCap Financial is an outstanding partner for us as we continue to build a highly valuable and profitable business by leveraging our Aerogel Technology Platform into high-growth markets,” noted Donald R. Young, Aspen’s President and CEO. “This transaction was made possible by Aspen’s dedicated focus on generating near-term profitability.”

Ricardo C. Rodriguez, Chief Financial Officer and Treasurer added, “The combined $225 million debt facilities put us on a path to further reduce our cost of capital, while giving us access to additional liquidity to support profitable revenue growth. The collateral structure of the agreement is also specifically optimized to fit into the anticipated structure of our previously disclosed potential debt option for accelerating the longer-term construction of our second aerogel manufacturing facility in Statesboro, Georgia. Thinking longer-term, eliminating the potential overhang of the existing convertible piece of debt near or above the conversion share price of approximately $29.94 is an added benefit that can enable value creation.”

Conference Call and Webcast Notification

A conference call with Aspen management to discuss this transaction will be held on Tuesday, August 20, 2024 at 8:30 a.m. ET. During the call, management will respond to questions concerning, but not limited to, Aspen’s financial performance, business conditions, and financial outlook. Management’s discussion and responses could contain information that has not been previously disclosed.

Shareholders and other interested parties may call +1 (833) 470-1428 (domestic) or +1 (929) 526-1599 (international) and reference conference ID “269224” to participate in the conference call. In addition, the conference call and an accompanying slide presentation will be available live as a listen-only webcast hosted at the Investors section of Aspen’s website, www.aerogel.com.

Following the live event, an archived version of the webcast will be available on Aspen’s website for convenient on-demand replay for at least a year. A copy of this press release is posted in the Investors section on Aspen’s website.

About Aspen Aerogels, Inc.

Aspen is a technology leader in sustainability and electrification solutions. The Company’s aerogel technology enables its customers and partners to achieve their own objectives around the global megatrends of resource efficiency, e-mobility, and clean energy. Aspen’s PyroThin® products enable solutions to thermal runaway challenges within the electric vehicle (“EV”) market. Aspen Battery Materials, the Company’s carbon aerogel initiative, seeks to increase the performance of lithium-ion battery cells to enable EV manufacturers to extend the driving range and reduce the cost of EVs. The Company’s Cryogel® and Pyrogel® products are valued by the world’s largest energy infrastructure companies. Aspen’s strategy is to partner with world-class industry leaders to leverage its Aerogel Technology Platform® into additional high-value markets. Aspen is headquartered in Northborough, Mass. For more information, please visit www.aerogel.com.

About MidCap Financial

MidCap Financial is a middle-market focused, specialty finance firm that provides senior debt solutions to companies across all industries. As of June 30, 2024, MidCap Financial provides administrative or other services for over $51 billion of commitments*. MidCap Financial is managed by Apollo Capital Management, L.P., a subsidiary of Apollo Global Management, Inc, pursuant to an investment management agreement. Apollo had assets under management of approximately $696 billion as of June 30, 2024, in credit, private equity and real assets funds.

For more information about MidCap Financial, please visit http://www.midcapfinancial.com.

For more information about Apollo, please visit http://www.apollo.com.

*Including commitments managed by MidCap Financial Services Capital Management LLC, a registered investment adviser, as reported under Item 5.F on Part 1 of its Form ADV.

Special Note Regarding Forward-Looking and Cautionary Statements

This press release and any related discussion contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. These statements are not historical facts but rather are based on Aspen’s current expectations, estimates and projections regarding Aspen’s business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” “assumes,” “targets,” “opportunity,” and similar expressions are used to identify these forward-looking statements. Such forward-looking statements include statements regarding, among other things, Aspen’s beliefs and expectations about the EV market and how it may enable a path to profitability; Aspen’s expectations with respect to the construction of the planned second manufacturing plant in Georgia (“Plant II”); and Aspen’s expectations and beliefs regarding the use of proceeds from the MidCap Financial facility, the flexibility and efficiency of the facility, the future cost of capital and availability of liquidity, and potential future sources of capital. All such forward-looking statements are based on management’s present expectations and are subject to certain factors, risks and uncertainties that may cause actual results, outcome of events, timing and performance to differ materially from those expressed or implied by such statements. These risks and uncertainties include, but are not limited to, the following: inability to execute Aspen’s growth plan, inability to continue construction of Plant II and to do so at a cost consistent with Aspen’s estimates and aligned with Aspen’s expectations of demand from our EV customers; the right of EV thermal barrier customers to cancel contracts with Aspen at any time and without penalty; any costs, expenses, or investments incurred by Aspen in excess of projections used to develop pricing under the contracts with EV thermal barrier customers; Aspen’s inability to create customer or market opportunities for its products; any disruption or inability to achieve expected capacity levels in any of its manufacturing or assembly facilities; any failure to enforce any of Aspen’s patents; the general economic conditions and cyclical demands in the markets that Aspen serves; and the other risk factors discussed under the heading “Risk Factors” in Aspen’s Annual Report on Form 10-K for the year ended December 31, 2023 and filed with the Securities and Exchange Commission (“SEC”) on March 7, 2024, as well as any updates to those risk factors filed from time to time in Aspen’s subsequent periodic and current reports filed with the SEC. All statements contained in this press release are made only as of the date of this press release. Aspen does not intend to update this information unless required by law.

Investor Relations & Media Contacts:

Neal Baranosky

Phone: (508) 691-1111 x 8

nbaranosky@aerogel.com

Georg Venturatos / Ralf Esper

Gateway Group

ASPN@gateway-grp.com

Phone: (949) 574-3860